Exhibit 99.1

PUBLIC OFFERING SUBSCRIPTON AGREEMENT

This agreement is dated November __, 2019 between InVivo Therapeutics Holdings Corp., a Nevada corporation (the “Company”) and the undersigned subscriber (the “Subscriber”), whereby the parties agree as follows:

The Subscriber shall buy and the Company agrees to sell the number of shares (the “Shares”) of Company’s common stock, $0.00001 par value per share (“Common Stock”), set forth on the Subscriber’s signature page hereto, at a price of $_____ per share, in a public offering of up to $___________, in the aggregate (“Public Offering”). The Public Offering shall close on November 22, 2019 (the “Closing Date”).

The Subscriber acknowledges that it has had the opportunity to review the effective registration statement of the Company, File No. 333-234353 (the “Registration Statement”) which Registration Statement has been declared effective by the Securities and Exchange Commission and will be effective on the delivery date of the Shares and pursuant to which the issuance of the Shares is registered and the prospectus and any supplemental prospectus and documents incorporated by reference therein. Subscriber has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  The Subscriber acknowledges and agrees that neither the placement agent for the transaction, H.C. Wainwright & Co., LLC, nor any affiliate of such placement agent has provided the Subscriber with any information or advice with respect to the Shares nor is such information or advice necessary or desired.  Neither the placement agent nor any affiliate of the placement agent has made or makes any representation as to the Company or the quality of the Shares and the placement agent and any affiliate of the placement agent may have acquired non-public information with respect to the Company which the Subscriber agrees need not be provided to it.  In connection with the issuance of the Shares to the Subscriber, neither the placement agent nor any of its affiliates has acted as a financial advisor or fiduciary to the Subscriber.

Settlement of the Shares shall occur on the Closing Date via “Delivery Versus Payment” through the placement agent (or its clearing firm).

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this agreement must be in writing and shall be delivered to the Subscriber at the e-mail address or facsimile number on the signature page hereto.

This agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this agreement, the other party or parties hereto will not have an adequate remedy at law for money damages in the event that agreement has not been performed in accordance with its terms, and therefore agrees that such other party or parties shall be entitled to seek specific enforcement of the terms hereof in addition to any other remedy it may seek, at law or in equity.

[Trading and Voting Agreement of Subscriber

The Subscriber acknowledges and agrees that on or before the Closing Date, the Subscriber shall not sell, dispose or otherwise transfer, directly or indirectly, the Shares. Additionally, the Subscriber agrees to vote all Shares it beneficially owns as of the Closing Date (which date shall also be the record date for the Company’s next stockholder meeting) in favor of all of the proposals presented to the stockholders of the Company, as described in the Company’s preliminary proxy statement filed on Schedule 14A, as filed with the U.S. Securities and Exchange Commission on November 8, 2019.] 1

[NVIV SUBSCRIBER SIGNATURE PAGE FOLLOWS]

1        Remove if Subscriber elects to execute stand along lock up and voting agreement and instead insert following: Concurrently herewith, Subscriber agrees to enter into a Lock-Up and Voting Agreement in the form of Exhibit A attached hereto.

Name of Subscriber:

Signature of Authorized Signatory of Subscriber:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Share Delivery Instructions:

Subscription Amount: $___________________

Shares: ______________________

[Signature Page to Public Offering Subscription Agreement]

Accepted and Agreed to:

InVivo Therapeutics Holdings Corp.

By:
Name:	Richard Toselli
Title:	President and Chief Executive Officer

[Signature Page to Public Offering Subscription Agreement]

EXHIBIT A

LOCK-UP AND VOTING AGREEMENT

November ___, 2019

This Lock-Up and Voting Agreement (this “Lock-Up and Voting Agreement”) is being delivered to you in connection with an understanding by and between InVivo Therapeutics Holdings Corp., a Nevada corporation (the “Company”), and the person or persons named on the signature pages hereto (collectively, the “Holder”).

Reference is hereby made to the public offering (the “Offering”) of shares (“Shares”) of common stock, par value $0.00001 per share, of the Company (the “Common Stock”) pursuant to the registration statement on Form S-3 (File No. 333-234353) (“Registration Statement”). The Company is requiring a lock-up and voting agreement in substance the same as this Lock-Up and Voting Agreement from all purchasers of Shares in the Offering (each, a “Purchaser”).

The Holder agrees solely with the Company that, from the public announcement of the final pricing of the Offering (the “Effective Date”) and ending at 5:00 pm (New York City time) on November 22, 2019 (such date, the “Closing Date” and such period, the “Restricted Period”), neither the Holder, nor any affiliate of the Holder (“Affiliate”) which (x) had or has knowledge of the transactions contemplated by the Offering, (y) has or shares discretion relating to the Holder’s investments or trading or information concerning the Holder’s investments, including in respect of the Shares, or (z) is subject to the Holder’s review or input concerning such Affiliate’s investments or trading (together, the “Holder’s Trading Affiliates”), collectively, shall sell, dispose or otherwise transfer, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) on any trading day on the primary trading market of the Company during the Restricted Period, shares of Common Stock, including the Shares, beneficially owned by the Holder during the Restricted Period.

Additionally, the Holder agrees to vote all shares of Common Stock it beneficially owns on the Closing Date, including the Shares, in favor of all of the proposals presented to the stockholders of the Company, as described in the Company’s preliminary proxy statement filed on Schedule 14A, as filed with the U.S. Securities and Exchange Commission on November 8, 2019.

Notwithstanding anything herein to the contrary, during the Restricted Period, the Holder may, directly or indirectly, sell or transfer all, or any part, of the Restricted Shares to any third party (an “Assignee”) in a transaction which does not need to be reported on the Nasdaq consolidated tape, without complying with (or otherwise limited by) the restrictions set forth in this Lock-Up and Voting Agreement; provided that, as a condition to any such sale or transfer an authorized signatory of the Company and such Assignee duly execute and deliver a Lock-Up and Voting Agreement in the form of this Lock-Up and Voting Agreement (an “Assignee Agreement”, and each such transfer a “Permitted Transfer”).

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Lock-Up and Voting Agreement must be in writing and shall be delivered to the Holder at the e-mail address or facsimile number on the signature page hereto.

This Lock-Up and Voting Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Lock-Up and Voting Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Lock-Up and Voting Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Lock-Up and Voting Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Lock-Up and Voting Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this Lockup and Voting Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Lock-Up and Voting Agreement, the other party or parties hereto will not have an adequate remedy at law for money damages in the event that this Lock-Up and Voting Agreement has not been performed in accordance with its terms, and therefore agrees that such other party or parties shall be entitled to seek specific enforcement of the terms hereof in addition to any other remedy it may seek, at law or in equity.

The obligations of the Holder under this Lock-Up and Voting Agreement are several and not joint with the obligations of any other holder of any of the Shares issued under the Registration Statement (each, an “Other Holder”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any such other agreement. Nothing contained in this Lock-Up and Voting Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Lock-Up and Voting Agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Lock-Up and Voting Agreement or any other agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Lock-Up and Voting Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder with respect to any restrictions on the sale of Shares substantially in the form of this Lock-Up and Voting Agreement (or any amendment, modification, waiver or release thereof) (each an “Other Agreement”), is or will be more favorable to such Other Holder than those of the Holder and this Lock-Up and Voting Agreement, and the Company agrees to use reasonable best efforts to enforce the terms of any Other Agreement. If, and whenever on or after the date hereof, the Company enters into an Other Agreement with terms that are materially different from this Lock-Up and Voting Agreement, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Lock-Up and Voting Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Other Agreement; provided that, upon written notice to the Company, at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Lock-Up and Voting Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Other Agreement.

Other than with the prior written consent of at least 51% in interest in the aggregate as among the Holder and Other Holders, from the date hereof until 45 days after the Closing Date, neither the Company nor any subsidiary of the Company shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Common Stock. Notwithstanding the foregoing, this restriction shall not apply in respect of an Exempt Issuance. “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Lock-Up and Voting Agreement, provided that such securities have not been amended since the date of this Lock-Up and Voting Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144 under the Securities Act of 1933, as amended) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the Restricted Period, and provided further that any such issuance shall only be to a counterparty (or to the equityholders of a counterparty) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and (d) securities upon the exercise or exchange of or conversion of those certain Common Stock Purchase Warrants, as the same may be amended and/or repriced, issued pursuant to the Company’s public offering pursuant to the Company’s registration statement on Form S-1, File No. 333-224424.

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The parties hereto have executed this Lock-Up and Voting Agreement as of the date first set forth above.

Sincerely,
INVIVO THERAPEUTICS HOLDINGS CORP.

By:
	Name:	Richard Toselli
	Title:	President and Chief Executive Officer

[Signature Page to NVIV Lock-Up and Voting Agreement]

The parties hereto have executed this Lock-Up and Voting Agreement as of the date first set forth above.

Agreed to and Acknowledged:
“HOLDER”

By:
Name:
Title:
Email Address:
Facsimile Number:

[Signature Page to NVIV Lock-Up and Voting Agreement]